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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 28, 1998

                          SI DIAMOND TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Texas
                 (State or Other Jurisdiction of Incorporation)

            1-11602                                 76-0273345
      (Commission File No.)            (I.R.S. Employer Identification No.)

                            3006 Longhorn Boulevard
                                   Suite 107
                              Austin, Texas 78758
                    (Address of Principal Executive Offices)

                                 (512) 339-5020
              (Registrant's Telephone Number, Including Area Code)
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Item 4.  Changes in Registrant's Certifying Accountant.

     On December 28, 1998, the Board of Directors of SI Diamond Technology, Inc. (the "Company") appointed Wallace Sanders & Company as independent auditors of the Company for the fiscal year ending December 31, 1998. See the Current Report on Form 8-K of the Company dated as of June 18, 1998, which reported the resignation of the Company's previous independent auditors. The Company has not consulted Wallace Sanders & Company regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements and Exhibits.

     (a)  None
     (b)  None
     (c)  None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SI DIAMOND TECHNOLOGY, INC.


                                        By:  /s/  Douglas P. Baker
                                           -------------------------------
                                                  Douglas P. Baker
                                                 Vice President and
                                               Chief Financial Officer


Dated: December 31, 1998